Exhibit 99.1

Press Release — For Immediate Release
January 26, 2016

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2015 Operating Earnings

Williamsport, PA — January 26, 2016 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by strong asset and deposit growth, achieving net income of $13,898,000 for the twelve months ended December 31, 2015 resulting in basic and dilutive earnings per share of $2.91.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains and bank owned life insurance gains on death benefits, increased to $3,156,000 for the three months ended December 31, 2015 compared to $2,560,000 for the same period of 2014.  Net income from core operations increased to $12,202,000 for the twelve months ended December 31, 2015 compared to $12,114,000 for the same period of 2014. Impacting the three and twelve months ended December 31, 2015 compared to 2014 were a decrease in the provision for loan losses of $1,125,000 and $550,000 due to the reduction in charge-offs partially offset by the loan portfolio growth. In addition, the investment portfolio has declined $55,983,000 from December 31, 2014 to December 31, 2015 as part of our strategy to position the balance sheet for a rising rate environment.

•
Operating earnings per share for the three months ended December 31, 2015 and 2014 were $0.66 and $0.53 for both basic and dilutive.  Operating earnings per share for the twelve months ended December 31, 2015 were $2.56 basic and dilutive compared to $2.52 basic and dilutive for the same period of 2014.

•
Return on average assets was 1.15% for the three months ended December 31, 2015 compared to 0.93% for the corresponding period of 2014.  Return on average assets was 1.08% for the twelve months ended December 31, 2015 compared to 1.19% for the corresponding period of 2014.

•
Return on average equity was 10.73% for the three months ended December 31, 2015 compared to 8.33% for the corresponding period of 2014.  Return on average equity was 10.11% for the twelve months ended December 31, 2015 compared to 10.79% for the corresponding period of 2014.

“The past twelve months have seen the Penns Woods Family expand our foot print and balance sheet, while preparing for the future. During the fourth quarter of 2015 JSSB expanded its market coverage in Lewisburg with the opening of a branch that will serve as the hub for our southernmost locations. The loan portfolio experienced double digit growth, while the deposit portfolio also experienced solid growth. Supporting the footprint expansion and balance sheet growth was the continued hard work and dedication of our employees,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and twelve months ended December 31, 2015 was $3,746,000 and $13,898,000 compared to $2,883,000 and $14,608,000 for the same periods of 2014.  Results for the three and twelve months ended December 31, 2015 compared to 2014 were impacted by an increase in after-tax securities gains of $267,000 (from a gain of $323,000 to a gain of $590,000) for the three month periods and a decrease in after-tax securities gains of $624,000 (from a gain of $2,320,000 to a gain of $1,696,000) for the twelve month periods.  In addition, a gain of $174,000 on death benefits related to bank owned life insurance was recorded during the first quarter of 2014.  Basic and dilutive earnings per share for the three and twelve months ended December 31, 2015 were $0.79 and $2.91 compared to $0.60 and $3.03 for the corresponding periods of 2014.  Return on average assets and return on average equity were 1.15% and 10.73% for the three months ended December 31, 2015 compared to 0.93% and 8.33% for the corresponding period of 2014. Return on average assets and return on average equity were 1.08% and 10.11% for the twelve months ended December 31, 2015 compared to 1.19% and 10.79% for the corresponding period of 2014.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2015 was 3.55% and 3.61% compared to 3.73% and 3.81% for the corresponding periods of 2014.  The decline in the net interest margin was driven by a decreasing yield on the loan and investment portfolios due to the continued low rate environment and a reduction in the size of the investment portfolio as it is positioned for a rising rate environment. The impact of the declining earning asset yield and decreasing investment portfolio balance was offset by a 14.16% growth in gross loans from December 31, 2014 to December 31, 2015 resulting in net interest income remaining flat compared to the comparable three and twelve month periods of 2014. The loan growth was funded by an increase in core deposits, decrease in the investment portfolio, and an increase in borrowings.  Core deposits represent a lower cost funding source than time deposits and comprise 78.55% of total deposits at December 31, 2015 and 77.96% at December 31, 2014.

“Due to the low rate environment, we continue to experience a declining yield on earning assets as legacy assets are replaced and new earning assets are added at current interest rates. While this results in a lower than historical earning asset yield, we have maintained a flat level of net interest income by focusing on adding quality earning assets such as short and intermediate term loans which has led to growth in the home equity segment of the loan portfolio. The investment portfolio is being actively managed to reduce exposure to a rising rate environment. This has resulted in the selective selling of bonds, primarily long-term municipal bonds, within the investment portfolio as interest and market risk within the investment portfolio continues to be reduced. Proceeds from the reduction of the investment portfolio have been used to fund the significant growth within the loan portfolio. The reduction in size of the investment portfolio does negatively impact current earnings, but the actions play a key role in our long-term asset liability management strategy,” commented President Grafmyre.

Assets

Total assets increased $75,046,000 to $1,320,057,000 at December 31, 2015 compared to December 31, 2014.  Net loans increased $128,163,000 to $1,033,163,000 at December 31, 2015 compared to December 31, 2014 primarily due to campaigns related to increasing home equity product market share during 2014 and 2015 and growth in the commercial loan portfolio.  The investment portfolio decreased $55,983,000 from December 31, 2014 to December 31, 2015 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The ratio of non-performing loans to total loans decreased to 0.90% at December 31, 2015 from 1.34% at December 31, 2014.  The ratio decreased due to a decrease in non-performing loans and an increase in total loans from December 31, 2014 to December 31, 2015. The decrease in non-performing loans to $9,446,000 at December 31, 2015 from $12,248,000 at December 31, 2014 is primarily the result of a payoff of a large commercial real estate loan and the resolution of several smaller commercial real estate loans.  The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $835,000 for the twelve months ended December 31, 2015 impacted the allowance for loan losses which was 1.15% of total loans at December 31, 2015 compared to 1.16% at December 31, 2014. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $50,461,000 to $1,031,880,000 at December 31, 2015 compared to December 31, 2014. Core deposits (total deposits excluding time deposits) increased $45,343,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $36,705,000 to $280,083,000 at December 31, 2015 compared to December 31, 2014.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio is in process as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity decreased $312,000 to $136,279,000 at December 31, 2015 compared to December 31, 2014.  Since December 31, 2014, treasury stock purchases of $2,603,000 for 60,018 shares were completed as part of the stock repurchase plan. The change in accumulated other comprehensive loss from $1,667,000 at December 31, 2014 to $3,799,000 at December 31, 2015 is a result of a decrease in unrealized gains on available for sale securities from an unrealized gain of $2,930,000 at December 31, 2014 to an unrealized gain of $258,000 at December 31, 2015.  The amount of accumulated other comprehensive loss at December 31, 2015 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in an decrease in the net loss of $540,000 to $4,057,000 at December 31, 2015.  The current level of shareholders’ equity equates to a book value per share of $28.71 at December 31, 2015 compared to $28.30 at December 31, 2014 and an equity to asset ratio of 10.32% at December 31, 2015 compared to 10.92% at December 31, 2014.  Excluding goodwill and intangibles, book value per share was $24.84 at December 31, 2015 compared to $24.44 at December 31, 2014.  Dividends declared for each of the three and twelve months ended December 31, 2015 and 2014 were $0.47 and $1.88 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fifteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2015	2014	% Change
ASSETS
Noninterest-bearing balances	$22,044	$19,403	13.61%
Interest-bearing balances in other financial institutions	752	505	48.91%
Total cash and cash equivalents	22,796	19,908	14.51%

Investment securities, available for sale, at fair value	176,157	232,213	(24.14)%
Investment securities, trading	73	—	100.00%
Loans held for sale	757	550	37.64%
Loans	1,045,207	915,579	14.16%
Allowance for loan losses	(12,044)	(10,579)	13.85%
Loans, net	1,033,163	905,000	14.16%
Premises and equipment, net	21,830	21,109	3.42%
Accrued interest receivable	3,686	3,912	(5.78)%
Bank-owned life insurance	26,667	25,959	2.73%
Investment in limited partnerships	899	1,560	(42.37)%
Goodwill	17,104	17,104	—%
Intangibles	1,240	1,456	(14.84)%
Deferred tax asset	8,990	8,101	10.97%
Other assets	6,695	8,139	(17.74)%
TOTAL ASSETS	$1,320,057	$1,245,011	6.03%

LIABILITIES
Interest-bearing deposits	$751,797	$738,041	1.86%
Noninterest-bearing deposits	280,083	243,378	15.08%
Total deposits	1,031,880	981,419	5.14%

Short-term borrowings	46,638	40,818	14.26%
Long-term borrowings	91,025	71,176	27.89%
Accrued interest payable	426	381	11.81%
Other liabilities	13,809	15,250	(9.45)%
TOTAL LIABILITIES	1,183,778	1,109,044	6.74%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,004,984 and 5,002,649 shares issued	41,708	41,688	0.05%
Additional paid-in capital	49,992	49,896	0.19%
Retained earnings	58,038	53,107	9.29%
Accumulated other comprehensive loss:
Net unrealized gain on available for sale securities	258	2,930	(91.19)%
Defined benefit plan	(4,057)	(4,597)	11.75%
Treasury stock at cost, 257,852 and 197,834 shares	(9,660)	(7,057)	36.89%
TOTAL SHAREHOLDERS’ EQUITY	136,279	135,967	0.23%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,320,057	$1,245,011	6.03%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2015	2014	% Change	2015	2014	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$10,197	$9,472	7.65%	$39,134	$36,495	7.23%
Investment securities:
Taxable	698	1,049	(33.46)%	3,426	5,111	(32.97)%
Tax-exempt	608	793	(23.33)%	2,795	3,453	(19.06)%
Dividend and other interest income	172	146	17.81%	769	547	40.59%
TOTAL INTEREST AND DIVIDEND INCOME	11,675	11,460	1.88%	46,124	45,606	1.14%

INTEREST EXPENSE:
Deposits	801	748	7.09%	3,129	2,995	4.47%
Short-term borrowings	38	22	72.73%	116	54	114.81%
Long-term borrowings	498	482	3.32%	1,974	1,913	3.19%
TOTAL INTEREST EXPENSE	1,337	1,252	6.79%	5,219	4,962	5.18%

NET INTEREST INCOME	10,338	10,208	1.27%	40,905	40,644	0.64%

PROVISION FOR LOAN LOSSES	480	1,605	(70.09)%	2,300	2,850	(19.30)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,858	8,603	14.59%	38,605	37,794	2.15%

NON-INTEREST INCOME:
Service charges	611	597	2.35%	2,383	2,419	(1.49)%
Securities gains, available for sale	879	490	79.39%	2,592	3,515	(26.26)%
Securities gains (losses), trading	15	—	n/a	(22)	—	n/a
Bank-owned life insurance	179	187	(4.28)%	720	923	(21.99)%
Gain on sale of loans	438	490	(10.61)%	1,743	1,803	(3.33)%
Insurance commissions	158	231	(31.60)%	781	1,146	(31.85)%
Brokerage commissions	228	273	(16.48)%	1,064	1,077	(1.21)%
Other	803	1,176	(31.72)%	3,504	3,625	(3.34)%
TOTAL NON-INTEREST INCOME	3,311	3,444	(3.86)%	12,765	14,508	(12.01)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	3,950	4,477	(11.77)%	17,023	17,273	(1.45)%
Occupancy	527	572	(7.87)%	2,248	2,301	(2.30)%
Furniture and equipment	698	626	11.50%	2,622	2,536	3.39%
Pennsylvania shares tax	243	169	43.79%	954	907	5.18%
Amortization of investments in limited partnerships	165	165	—%	661	661	—%
Federal Deposit Insurance Corporation deposit insurance	213	174	22.41%	867	746	16.22%
Marketing	178	152	17.11%	612	532	15.04%
Intangible amortization	76	83	(8.43)%	311	345	(9.86)%
Other	2,267	2,094	8.26%	8,438	8,589	(1.76)%
TOTAL NON-INTEREST EXPENSE	8,317	8,512	(2.29)%	33,736	33,890	(0.45)%
INCOME BEFORE INCOME TAX PROVISION	4,852	3,535	37.26%	17,634	18,412	(4.23)%
INCOME TAX PROVISION	1,106	652	69.63%	3,736	3,804	(1.79)%
NET INCOME	$3,746	$2,883	29.93%	$13,898	$14,608	(4.86)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.79	$0.60	31.67%	$2.91	$3.03	(3.96)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,746,910	4,804,600	(1.20)%	4,772,239	4,816,149	(0.91)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.88	$1.88	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	December 31, 2015			December 31, 2014
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$52,329	$485	3.68%	$33,700	$366	4.30%
All other loans	967,751	9,877	4.05%	873,090	9,230	4.19%
Total loans	1,020,080	10,362	4.03%	906,790	9,596	4.20%

Federal funds sold	—	—	—%	—	—	—%

Taxable securities	108,835	867	3.19%	142,639	1,191	3.34%
Tax-exempt securities	77,447	921	4.76%	89,301	1,202	5.38%
Total securities	186,282	1,788	3.84%	231,940	2,393	4.13%

Interest-bearing deposits	3,463	3	0.34%	5,232	4	0.30%

Total interest-earning assets	1,209,825	12,153	3.99%	1,143,962	11,993	4.17%

Other assets	97,197			96,111

TOTAL ASSETS	$1,307,022			$1,240,073

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$143,774	14	0.04%	$139,145	14	0.04%
Super Now deposits	177,733	112	0.25%	181,588	134	0.29%
Money market deposits	204,092	129	0.25%	209,235	144	0.27%
Time deposits	224,435	546	0.97%	217,371	456	0.83%
Total interest-bearing deposits	750,034	801	0.42%	747,339	748	0.40%

Short-term borrowings	47,212	38	0.32%	32,468	22	0.27%
Long-term borrowings	91,025	498	2.14%	71,177	482	2.65%
Total borrowings	138,237	536	1.52%	103,645	504	1.90%

Total interest-bearing liabilities	888,271	1,337	0.59%	850,984	1,252	0.58%

Demand deposits	262,599			237,026
Other liabilities	16,455			13,672
Shareholders’ equity	139,697			138,391

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,307,022			$1,240,073
Interest rate spread			3.40%			3.59%
Net interest income/margin		$10,816	3.55%		$10,741	3.73%

	Three Months Ended December 31,
	2015	2014
Total interest income	$11,675	$11,460
Total interest expense	1,337	1,252
Net interest income	10,338	10,208
Tax equivalent adjustment	478	533
Net interest income (fully taxable equivalent)	$10,816	$10,741

	Twelve Months Ended
	December 31, 2015			December 31, 2014
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$43,395	$1,679	3.87%	$29,461	$1,295	4.40%
All other loans	932,179	38,026	4.08%	828,796	35,640	4.30%
Total loans	975,574	39,705	4.07%	858,257	36,935	4.30%

Federal funds sold	—	—	—%	170	—	—%

Taxable securities	127,052	4,183	3.29%	161,889	5,626	3.48%
Tax-exempt securities	83,293	4,235	5.08%	94,688	5,232	5.53%
Total securities	210,345	8,418	4.00%	256,577	10,858	4.23%

Interest-bearing deposits	4,238	12	0.28%	9,318	32	0.34%

Total interest-earning assets	1,190,157	48,135	4.04%	1,124,322	47,825	4.25%

Other assets	97,103			100,983

TOTAL ASSETS	$1,287,260			$1,225,305

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$143,055	56	0.04%	$140,575	81	0.06%
Super Now deposits	187,396	491	0.26%	182,229	583	0.32%
Money market deposits	207,252	554	0.27%	210,066	561	0.27%
Time deposits	220,360	2,028	0.92%	223,537	1,770	0.79%
Total interest-bearing deposits	758,063	3,129	0.41%	756,407	2,995	0.40%

Short-term borrowings	38,909	116	0.30%	22,342	54	0.24%
Long-term borrowings	84,721	1,974	2.30%	71,195	1,913	2.65%
Total borrowings	123,630	2,090	1.67%	93,537	1,967	2.07%

Total interest-bearing liabilities	881,693	5,219	0.59%	849,944	4,962	0.58%

Demand deposits	251,029			225,981
Other liabilities	17,047			13,933
Shareholders’ equity	137,491			135,447

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,287,260			$1,225,305
Interest rate spread			3.45%			3.67%
Net interest income/margin		$42,916	3.61%		$42,863	3.81%

	Twelve Months Ended December 31,
	2015	2014
Total interest income	$46,124	$45,606
Total interest expense	5,219	4,962
Net interest income	40,905	40,644
Tax equivalent adjustment	2,011	2,219
Net interest income (fully taxable equivalent)	$42,916	$42,863

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Operating Data
Net income	$3,746	$3,364	$3,433	$3,355	$2,883
Net interest income	10,338	10,234	10,222	10,111	10,208
Provision for loan losses	480	520	600	700	1,605
Net security gains	894	493	522	661	490
Non-interest income, excluding net security gains	2,417	2,644	2,535	2,599	2,954
Non-interest expense	8,317	8,530	8,421	8,468	8,512

Performance Statistics
Net interest margin	3.55%	3.55%	3.64%	3.69%	3.73%
Annualized return on average assets	1.15%	1.04%	1.07%	1.06%	0.93%
Annualized return on average equity	10.73%	9.89%	10.05%	9.76%	8.33%
Annualized net loan (recoveries) charge-offs to average loans	(0.03)%	0.12%	0.07%	0.20%	0.12%
Net (recoveries) charge-offs	(75)	296	161	453	276
Efficiency ratio	64.6%	65.7%	65.3%	66.0%	64.0%

Per Share Data
Basic earnings per share	$0.79	$0.71	$0.72	$0.70	$0.60
Diluted earnings per share	0.79	0.71	0.72	0.70	0.60
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	28.71	28.54	28.33	28.57	28.30
Common stock price:
High	45.28	44.56	48.28	48.91	49.26
Low	40.47	40.41	41.84	44.41	42.18
Close	42.46	40.92	44.09	48.91	49.26
Weighted average common shares:
Basic	4,747	4,762	4,780	4,802	4,805
Fully Diluted	4,747	4,762	4,780	4,802	4,805
End-of-period common shares:
Issued	5,005	5,004	5,004	5,003	5,003
Treasury	258	254	238	207	198

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Financial Condition Data:
General
Total assets	$1,320,057	$1,299,292	$1,291,812	$1,268,833	$1,245,011
Loans, net	1,033,163	990,164	966,613	933,044	905,000
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,240	1,316	1,294	1,373	1,456
Total deposits	1,031,880	1,004,801	1,007,468	996,489	981,419
Noninterest-bearing	280,083	247,848	244,502	246,231	243,378

Savings	144,561	143,224	143,415	143,222	139,278
NOW	176,078	188,444	188,092	186,788	177,970
Money Market	209,782	204,475	211,412	204,352	204,535
Time Deposits	221,376	220,810	220,047	215,896	216,258
Total interest-bearing deposits	751,797	756,953	762,966	750,258	738,041

Core deposits*	810,504	783,991	787,421	780,593	765,161
Shareholders’ equity	136,279	135,577	134,998	137,004	135,967

Asset Quality
Non-performing loans	$9,446	$8,608	$9,689	$11,157	$12,248
Non-performing loans to total assets	0.72%	0.66%	0.75%	0.88%	0.98%
Allowance for loan losses	12,044	11,489	11,265	10,826	10,579
Allowance for loan losses to total loans	1.15%	1.15%	1.15%	1.15%	1.16%
Allowance for loan losses to non-performing loans	127.50%	133.47%	116.27%	97.03%	86.37%
Non-performing loans to total loans	0.90%	0.86%	0.99%	1.18%	1.34%

Capitalization
Shareholders’ equity to total assets	10.32%	10.43%	10.45%	10.80%	10.92%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2015	2014	2015	2014
GAAP net income	$3,746	$2,883	$13,898	$14,608
Less: net securities and bank-owned life insurance gains, net of tax	590	323	1,696	2,494
Non-GAAP operating earnings	$3,156	$2,560	$12,202	$12,114

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Return on average assets (ROA)	1.15%	0.93%	1.08%	1.19%
Less: net securities and bank-owned life insurance gains, net of tax	0.18%	0.10%	0.13%	0.20%
Non-GAAP operating ROA	0.97%	0.83%	0.95%	0.99%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Return on average equity (ROE)	10.73%	8.33%	10.11%	10.79%
Less: net securities and bank-owned life insurance gains, net of tax	1.69%	0.93%	1.24%	1.85%
Non-GAAP operating ROE	9.04%	7.40%	8.87%	8.94%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Basic earnings per share (EPS)	$0.79	$0.60	$2.91	$3.03
Less: net securities and bank-owned life insurance gains, net of tax	0.13	0.07	0.35	0.51
Non-GAAP basic operating EPS	$0.66	$0.53	$2.56	$2.52

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Dilutive EPS	$0.79	$0.60	$2.91	$3.03
Less: net securities and bank-owned life insurance gains, net of tax	0.13	0.07	0.35	0.51
Non-GAAP dilutive operating EPS	$0.66	$0.53	$2.56	$2.52